Exhibit 99.22

MONTHLY STATEMENT
CAPITAL ONE MASTER TRUST
SERIES 2002-4

Under the Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 (as amended and supplemented, the “Agreement”), among the Bank, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee (the “Trustee”), Capital One as Servicer is required to prepare certain information regarding distributions to Certificateholders. The information which is required to be prepared with respect to the distributions made during the preceding calendar year is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a “Certificate”). Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on April 15, 2003 per $1,000 Original Principal Amount	4.0833333333

2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 Original Principal Amount	4.0833333333

3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 Original Principal Amount	0.0000000000

B) Class A Investor Charge Off’s and Reimbursement of Charge Off’s
1) The amount of Class A Investor Charge Off’s	0.0000000000

2) The amount of Class A Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3) The total amount reimbursed to the Trust in respect of Class A Investor Charge Off’s	0.0000000000

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 2001-3 Investor Certificateholder’s Investment)	0.0000000000

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date	0.0000000000

C) Information Regarding Distributions to the Class B Certificateholders (Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on April 15, 2003 per $1,000 Original Principal Amount.	1.4338888602

2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 Original Principal Amount.	1.4338888602

3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 Original Principal Amount.	0.0000000000

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D) Class B Investor Charge Off’s and Reimbursement of Charge Off’s

1) The amount of Class B Investor Charge Off’s	0.0000000000

2) The amount of Class B Investor Charge Off’s set forth in paragraph 1 above, per $1,001 Original Principal Amount	0.0000000000

3) The total amount reimbursed to the Trust in respect of Class B Investor Charge Off’s	0.0000000000

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 2001-2 Investor Certificateholder’s Investment)	0.0000000000

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date	0.0000000000

E) Information Regarding Distributions to the Collateral Interest Holder (Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Collateral Interest Holder on Distribution Date: April 15, 2003 per $1,000 Original Principal Amount.	2.2797221505

2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Collateral Interest, per $1,000 Original Principal Amount.	2.2797221505

3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Collateral Interest, per $1,000 Original Principal Amount.	0.0000000000

F) Collateral Interest Investor Charge Off’s and Reimbursement of Charge Off’s
1) The amount of Collateral Interest Investor Charge Off’s	0.0000000000

2) The amount of Collateral Interest Investor Charge Off’s set forth in paragraph 1 above, per $1,001 Original Principal Amount	0.0000000000

3) The total amount reimbursed to the Trust in respect of Collateral Interest Investor Charge Off’s	0.0000000000

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount	0.0000000000

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